   As filed with the Securities and Exchange Commission on February 8, 2001
                                                      Registration No. 333-55114
================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                          Pre-Effective Amendment No. 1
                                       to
                                    FORM S-3

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                             CONSTELLATION 3D, INC.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Delaware                              13-4064492
---------------------------------       ----------------------------
(State or other jurisdiction of              (I.R.S. Employer
 incorporation or organization)           Identification Number)


                           230 Park Avenue
                              Suite 453
                       New York, New York 10169
                            (212) 983-1107
--------------------------------------------------------------------------------
    (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)


       Michael L. Goldberg, Esquire                  Craig Weiner, Esquire
          Constellation 3D, Inc.                    Constellation 3D, Inc.
            2625 NE 11th Court                    230 Park Avenue, Suite 453
         Fort Lauderdale, FL 33304                 New York, New York 10169
              (954) 568-3007                            (212) 983-1107
-----------------------------------------     ----------------------------------
 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                           --------------------------

                                   Copies to:

                             Alan L. Zeiger, Esquire
                            Alan H. Lieblich, Esquire
                            Yelena Barychev, Esquire
                        Blank Rome Comisky & McCauley LLP
                                One Logan Square
                           Philadelphia, PA 19103-6998
                                 (215) 569-5500

================================================================================

APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the effective date of this registration statement.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. / /

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Securities Act"), other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. / /

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. / /

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act, or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said
Section 8(a), may determine.

                                     PART II


Item 16. Exhibits and Financial Statement Schedules

     Number                                                  Description
     ------                                                  -----------
     2.1(7)       Agreement and Plan of Merger by and between Constellation 3D, Inc., a Florida corporation, and
                  Constellation 3D, Inc., a Delaware corporation, as of January 9, 2001.

     3.1(7)       Certificate of Incorporation of Constellation 3D, Inc., a Delaware corporation.

     3.2(7)       Bylaws of Constellation 3D, Inc., a Delaware corporation.

     4.1(6)       Loan Conversion Rights Agreement, dated December 2, 1998, by and between Argotec Ltd./ Formula
                  Ventures Ltd. and Constellation 3D Holdings Limited.

     4.2(6)       Letter Agreement converting the outstanding loan in the amount of $600,000 to common stock, dated September 12, 2000, between Formula Ventures, L.P. and Constellation 3D, Inc.

     4.3(1)       Investor's Rights Agreement, dated August 10, 1999, by and between C3D Inc. and Seattle
                  Investments LLC.

     4.4(2)       Purchase Agreement, dated November 11, 1999, by and between Wilbro Nominees Limited and C3D Inc.

     4.5(2)       Registration Rights Agreement, dated November 11, 1999, by and between Wilbro Nominees Limited and C3D Inc.

     4.6(2)       Subscription Agreement, dated November 29, 1999, by and between C3D Inc. and MBA-on-Demand,
                  L.L.C.

     4.7(2)       Purchase Agreement, dated as of December 24, 1999 between Winnburn Advisory and C3D Inc.

     4.8(2)       Registration Rights Agreement, dated as of December 24, 1999, between Winnburn Advisory and C3D
                  Inc.

     4.9(6)       Letter Agreement converting 8% Series C Convertible Note to common stock, dated August 23, 2000, by and between Winnburn Advisory and Constellation 3D, Inc.

     4.10(6)      Letter Agreement converting 8% Series C Convertible Note for $300,000 to common stock, dated
                  August 23, 2000, by and between Epicenter Venture Finance Ltd. and Constellation 3D, Inc.

     4.11(6)      Letter Agreement converting 8% Series C Convertible Note for $1,000,000 to common stock, dated
                  August 23, 2000, by and between Epicenter Venture Finance Ltd. and Constellation 3D, Inc.

     4.12(6)      Finder's Agreement, dated July 13, 2000, between Constellation 3D, Inc. and The Shemano Group,
                  Inc.

     4.13(6)      Letter Agreement concerning warrant registration instructions, dated September 18, 2000, between
                  The Shemano Group, Inc. and Constellation 3D, Inc.

     4.14(3)      Common Stock Investment Agreement, dated as of August 23, 2000, among Constellation 3D, Inc. and
                  Halifax Fund, L.P.

     4.15(3)      Registration Rights Agreement, entered into as of August 23, 2000, between Constellation 3D,
                  Inc. and Halifax Fund, L.P.

     4.16(3)      Common Stock Purchase Warrant No. W1 to Purchase Shares of $.001par value Common Stock of
                  Constellation 3D, Inc., dated August 23, 2000, issued to Halifax Fund, L.P.

     4.17(5)      Amended and Restated Common Stock Purchase Warrant No. W2 to Purchase Shares of $.001 par value
                  Common Stock of Constellation 3D, Inc., dated September 19, 2000, issued to Halifax Fund, L.P.

     4.18(3)      Common Stock Optional Warrant No. OW1 to Purchase Optional Units of Constellation 3D, Inc.,
                  dated August 23, 2000, issued to Halifax Fund, L.P.

     Number                                                  Description
     ------                                                  -----------
     4.19(5)      Amended and Restated Common Stock Optional Warrant No. OW2 to Purchase Optional Units of
                  Constellation 3D, Inc., dated September 19, 2000, issued to Halifax Fund, L.P.

     4.20(3)      Common Stock Adjustment Warrant No. AW1 to Receive Shares of $.001 par value Common Stock of
                  Constellation 3D, Inc., dated August 23, 2000, issued to Halifax Fund, L.P.

     4.21(5)      Amended and Restated Common Stock Adjustment Warrant No. AW2 to Receive Shares of $.001 par
                  value Common Stock of Constellation 3D, Inc., dated September 19, 2000, issued to Halifax Fund,
                  L.P.

     4.22(5)      Letter Agreement for Additional Investment, dated September 19, 2000, by and between Halifax
                  Fund, L.P. and Constellation 3D, Inc.

     4.23(6)      Common Stock Investment Agreement, dated August 31, 2000, among Constellation 3D, Inc. and
                  Koor's Investors.

     4.24(6)      Registration Rights Agreement, dated August 23, 2000, by and between Constellation 3D, Inc. and
                  Koor's Investors.

     4.25(6)      Common Stock Purchase Warrant No. W1 to Purchase Shares of $.001 par value Common Stock of
                  Constellation 3D, Inc., dated August 31, 2000, issued to Koor's Investors.

     4.26(6)      Common Stock Optional Warrant No. OW1 to Purchase Optional Units of Constellation 3D, Inc.,
                  dated August 31, 2000, issued to Koor's Investors.

     4.27(6)      Common Stock Adjustment Warrant No. AW1 to Receive Shares of $.001 par value Common Stock of
                  Constellation 3D, Inc., dated August 31, 2000, issued to Koor's Investors.

     4.28(6)      Warrant Agreement, dated August 18, 2000, by and between Constellation 3D, Inc. and Blank Rome
                  Comisky & McCauley LLP.

     4.29(6)      Common Stock Investment Agreement, dated September 12, 2000, among Constellation 3D, Inc. and
                  Hershkovitz Jacqueline.

     4.30(6)      Registration Rights Agreement, dated September 12, 2000, between Constellation 3D, Inc. and
                  Hershkovitz Jacqueline.

     4.31(6)      Common Stock Purchase Warrant No. W1 to Purchase Shares of $.001 par value Common Stock of
                  Constellation 3D, Inc., dated September 12, 2000, issued to Hershkovitz Jacqueline.

     4.32(6)      Common Stock Optional Warrant No. OW1 to Purchase Optional Units of Constellation 3D, Inc.,
                  dated September 12, 2000, issued to Hershkovitz Jacqueline.

     4.33(6)      Contract for Capital Raising, dated August 18, 2000, between Koor Underwriters and Issuers Ltd.
                  and Constellation 3D, Inc.

     4.34(6)      Letter Amendment to the Common Stock Investment Agreement and Related Agreements, dated October
                  18, 2000, by and between Constellation 3D, Inc. and Koor Underwriters and Issuers Ltd.

     4.35(6)      Common Stock Investment-Term Sheet to purchase up to $250,000 in common stock, dated August 17,
                  2000, by and between TCO Investment Inc. and Constellation 3D, Inc.

     4.36(6)      Amendment and Supplement to Common Stock Investment-Term Sheet, dated August 18, 2000, by and between TCO Investment and Constellation 3D, Inc.

     4.37(4)      Securities Purchase Agreement, dated March 23, 2000, by and between Constellation 3D, Inc. and
                  Sands Brothers Venture Capital LLC.

     4.38(4)      Registration Rights Agreement dated as of March 24, 2000 by and between Constellation 3D, Inc.
                  and Sands Brothers Venture Capital LLC.

     4.39(4)      10% Subordinated Convertible Debenture, dated March 24, 2000, made by Constellation 3D, Inc. to
                  Sands Brothers Venture Capital Associates LLC.

     4.40*        Letter Agreement, dated October 19, 2000, regarding shares of common stock and warrants owned by
                  Wilbro Nominees Limited.

     Number                                                  Description
     ------                                                  -----------
     5.1**        Opinion of Blank Rome Comisky & McCauley LLP.

    23.1*         Consent of BDO Seidman, LLP

    23.2*         Consent of BDO International.

    23.3**        Consent of Blank Rome Comisky & McCauley LLP (included in Exhibit 5.1).

-------------
  *Previously filed.
**Filed herewith.

(1) Incorporated by reference to exhibits filed with Registration Statement on Form 10 filed November 12, 1999.

(2) Incorporated by reference to exhibits filed with Registration Statement on Form 10/A No. 1 filed December 27, 1999.

(3) Incorporated by reference to exhibits filed with Form 8-K filed August 25, 2000.

(4) Incorporated by reference to exhibits filed with Form 10-K/A filed March 31, 2000.

(5) Incorporated by reference to exhibits filed with Form 8-K filed October 6, 2000.

(6) Incorporated by reference to exhibits filed with Form S-1/A filed November 8, 2000.

(7) Incorporated by reference to Appendices filed with the Definitive Proxy Statement filed January 16, 2001.

                                   Signatures

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cambridge, England, on February 8, 2001.


                           CONSTELLATION 3D, INC.


                           By: /s/ Eugene Levich
                               -------------------------------------------------
                               Name:  Eugene Levich
                               Title: President, Chief Executive Officer, and Chairman of the Board of Directors


         Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed by the following persons on February 8, 2001 in the capacities and on the date indicated.

By: /s/ Leonardo Berezowsky
    -------------------------------------------------
       Name:  Leonardo Berezowsky
       Title: Senior Vice President of Finance,
              Chief Financial Officer (principal financial
              and accounting officer), and Director


By:                        *
    -------------------------------------------------
      Name:   Michael Goldberg
      Title:  Director


By:                        *
    -------------------------------------------------
      Name:   Lev Zaidenberg
      Title:  Director


By:                        *
    -------------------------------------------------
       Name:  Stuart N. Garawitz
       Title: Director


By:                        *
    -------------------------------------------------
       Name:  Val Mandel
       Title: Director

By:                        *
    -------------------------------------------------
       Name:  Joseph Shefet
       Title: Director


By: /s/ Eugene Levich
    -------------------------------------------------
       Name:  Eugene Levich
       Title: Attorney-in-fact

                                  EXHIBIT INDEX

     Number                                                  Description
     ------                                                  -----------
     2.1(7)       Agreement and Plan of Merger by and between Constellation 3D, Inc., a Florida corporation, and
                  Constellation 3D, Inc., a Delaware corporation, as of January 9, 2001.

     3.1(7)       Certificate of Incorporation of Constellation 3D, Inc., a Delaware corporation.

     3.2(7)       Bylaws of Constellation 3D, Inc., a Delaware corporation.

     4.1(6)       Loan Conversion Rights Agreement, dated December 2, 1998, by and between Argotec Ltd./ Formula
                  Ventures Ltd. and Constellation 3D Holdings Limited.

     4.2(6)       Letter Agreement converting the outstanding loan in the amount of $600,000 to common stock, dated September 12, 2000, between Formula Ventures, L.P. and Constellation 3D, Inc.

     4.3(1)       Investor's Rights Agreement, dated August 10, 1999, by and between C3D Inc. and Seattle
                  Investments LLC.

     4.4(2)       Purchase Agreement, dated November 11, 1999, by and between Wilbro Nominees Limited and C3D Inc.

     4.5(2)       Registration Rights Agreement, dated November 11, 1999, by and between Wilbro Nominees Limited and C3D Inc.

     4.6(2)       Subscription Agreement, dated November 29, 1999, by and between C3D Inc. and MBA-on-Demand,
                  L.L.C.

     4.7(2)       Purchase Agreement, dated as of December 24, 1999 between Winnburn Advisory and C3D Inc.

     4.8(2)       Registration Rights Agreement, dated as of December 24, 1999, between Winnburn Advisory and C3D
                  Inc.

     4.9(6)       Letter Agreement converting 8% Series C Convertible Note to common stock, dated August 23, 2000, by and between Winnburn Advisory and Constellation 3D, Inc.

     4.10(6)      Letter Agreement converting 8% Series C Convertible Note for $300,000 to common stock, dated
                  August 23, 2000, by and between Epicenter Venture Finance Ltd. and Constellation 3D, Inc.

     4.11(6)      Letter Agreement converting 8% Series C Convertible Note for $1,000,000 to common stock, dated
                  August 23, 2000, by and between Epicenter Venture Finance Ltd. and Constellation 3D, Inc.

     4.12(6)      Finder's Agreement, dated July 13, 2000, between Constellation 3D, Inc. and The Shemano Group,
                  Inc.

     4.13(6)      Letter Agreement concerning warrant registration instructions, dated September 18, 2000, between
                  The Shemano Group, Inc. and Constellation 3D, Inc.

     4.14(3)      Common Stock Investment Agreement, dated as of August 23, 2000, among Constellation 3D, Inc. and
                  Halifax Fund, L.P.

     4.15(3)      Registration Rights Agreement, entered into as of August 23, 2000, between Constellation 3D,
                  Inc. and Halifax Fund, L.P.

     4.16(3)      Common Stock Purchase Warrant No. W1 to Purchase Shares of $.001par value Common Stock of
                  Constellation 3D, Inc., dated August 23, 2000, issued to Halifax Fund, L.P.

     4.17(5)      Amended and Restated Common Stock Purchase Warrant No. W2 to Purchase Shares of $.001 par value
                  Common Stock of Constellation 3D, Inc., dated September 19, 2000, issued to Halifax Fund, L.P.

     4.18(3)      Common Stock Optional Warrant No. OW1 to Purchase Optional Units of Constellation 3D, Inc.,
                  dated August 23, 2000, issued to Halifax Fund, L.P.

     4.19(5)      Amended and Restated Common Stock Optional Warrant No. OW2 to Purchase Optional Units of
                  Constellation 3D, Inc., dated September 19, 2000, issued to Halifax Fund, L.P.

     Number                                                  Description
     ------                                                  -----------
     4.20(3)      Common Stock Adjustment Warrant No. AW1 to Receive Shares of $.001 par value Common Stock of
                  Constellation 3D, Inc., dated August 23, 2000, issued to Halifax Fund, L.P.

     4.21(5)      Amended and Restated Common Stock Adjustment Warrant No. AW2 to Receive Shares of $.001 par
                  value Common Stock of Constellation 3D, Inc., dated September 19, 2000, issued to Halifax Fund,
                  L.P.

     4.22(5)      Letter Agreement for Additional Investment, dated September 19, 2000, by and between Halifax
                  Fund, L.P. and Constellation 3D, Inc.

     4.23(6)      Common Stock Investment Agreement, dated August 31, 2000, among Constellation 3D, Inc. and
                  Koor's Investors.

     4.24(6)      Registration Rights Agreement, dated August 23, 2000, by and between Constellation 3D, Inc. and
                  Koor's Investors.

     4.25(6)      Common Stock Purchase Warrant No. W1 to Purchase Shares of $.001 par value Common Stock of
                  Constellation 3D, Inc., dated August 31, 2000, issued to Koor's Investors.

     4.26(6)      Common Stock Optional Warrant No. OW1 to Purchase Optional Units of Constellation 3D, Inc.,
                  dated August 31, 2000, issued to Koor's Investors.

     4.27(6)      Common Stock Adjustment Warrant No. AW1 to Receive Shares of $.001 par value Common Stock of
                  Constellation 3D, Inc., dated August 31, 2000, issued to Koor's Investors.

     4.28(6)      Warrant Agreement, dated August 18, 2000, by and between Constellation 3D, Inc. and Blank Rome
                  Comisky & McCauley LLP.

     4.29(6)      Common Stock Investment Agreement, dated September 12, 2000, among Constellation 3D, Inc. and
                  Hershkovitz Jacqueline.

     4.30(6)      Registration Rights Agreement, dated September 12, 2000, between Constellation 3D, Inc. and
                  Hershkovitz Jacqueline.

     4.31(6)      Common Stock Purchase Warrant No. W1 to Purchase Shares of $.001 par value Common Stock of
                  Constellation 3D, Inc., dated September 12, 2000, issued to Hershkovitz Jacqueline.

     4.32(6)      Common Stock Optional Warrant No. OW1 to Purchase Optional Units of Constellation 3D, Inc.,
                  dated September 12, 2000, issued to Hershkovitz Jacqueline.

     4.33(6)      Contract for Capital Raising, dated August 18, 2000, between Koor Underwriters and Issuers Ltd.
                  and Constellation 3D, Inc.

     4.34(6)      Letter Amendment to the Common Stock Investment Agreement and Related Agreements, dated October
                  18, 2000, by and between Constellation 3D, Inc. and Koor Underwriters and Issuers Ltd.

     4.35(6)      Common Stock Investment-Term Sheet to purchase up to $250,000 in common stock, dated August 17,
                  2000, by and between TCO Investment Inc. and Constellation 3D, Inc.

     4.36(6)      Amendment and Supplement to Common Stock Investment-Term
                  Sheet, dated August 18, 2000, by and between TCO Investment and Constellation 3D, Inc.

     4.37(4)      Securities Purchase Agreement, dated March 23, 2000, by and between Constellation 3D, Inc. and
                  Sands Brothers Venture Capital LLC.

     4.38(4)      Registration Rights Agreement dated as of March 24, 2000 by and between Constellation 3D, Inc.
                  and Sands Brothers Venture Capital LLC.

     4.39(4)      10% Subordinated Convertible Debenture, dated March 24, 2000, made by Constellation 3D, Inc. to
                  Sands Brothers Venture Capital Associates LLC.

     4.40*        Letter Agreement, dated October 19, 2000, regarding shares of common stock and warrants owned by
                  Wilbro Nominees Limited.

     5.1**        Opinion of Blank Rome Comisky & McCauley LLP.

    23.1*         Consent of BDO Seidman, LLP

    23.2*         Consent of BDO International.

    23.3**        Consent of Blank Rome Comisky & McCauley LLP (included in Exhibit 5.1).

-------------
  *Previously filed.
**Filed herewith.

(1) Incorporated by reference to exhibits filed with Registration Statement on Form 10 filed November 12, 1999.

(2) Incorporated by reference to exhibits filed with Registration Statement on Form 10/A No. 1 filed December 27, 1999.

(3) Incorporated by reference to exhibits filed with Form 8-K filed August 25, 2000.

(4) Incorporated by reference to exhibits filed with Form 10-K/A filed March 31, 2000.

(5) Incorporated by reference to exhibits filed with Form 8-K filed October 6, 2000.

(6) Incorporated by reference to exhibits filed with Form S-1/A filed November 8, 2000.

(7) Incorporated by reference to Appendices filed with the Definitive Proxy Statement filed January 16, 2001.